UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

VISION BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISION BANCSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 23, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Vision Bancshares Inc. (the “Company”), an Alabama corporation, headquartered in Panama City, Florida, will be held at 501 South McKenzie Street, Foley, Alabama, on May 23, 2005 at 11:00 a.m., central daylight time, for the following purposes:

1. To elect the seven nominees named in the Proxy Statement to serve as directors until their successors have been elected and qualified;

2. To ratify and approve an amendment to the Company’s Amended and Restated Incentive Stock Option Plan;

3. To ratify and approve an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

Details respecting these matters are set forth in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 15, 2005, will be entitled to notice of and a vote at the annual meeting. A complete list of the shareholders entitled to vote at the meeting may be inspected by any shareholder and will also be available at the meeting.

Whether or not you plan to attend the meeting in person, please sign and date the enclosed proxy and return it promptly in the accompanying envelope. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy prior to any vote taken, or by your giving written notice of revocation to the secretary of the company at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ J. Daniel Sizemore
April 27, 2005	Chairman

VISION BANCSHARES, INC.

2200 STANDFORD ROAD

PANAMA CITY, FLORIDA 32405

Telephone: (251) 967-4212

PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement and the accompanying proxy are furnished on or about April 27, 2005, by Vision Bancshares Inc. (the “Company”), to the holders of record of common stock of the Company in connection with the Company’s annual meeting of shareholders, and any adjournments thereof, to be held on May 23, 2005, at 11:00 a.m. central daylight time, at Vision Bank’s Foley office, 501 South McKenzie Street, Foley, Alabama.

The Company is an Alabama corporation, headquartered in Panama City, Florida, and is a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company operates two wholly-owned subsidiaries, Vision Bank (“Vision Alabama”), an Alabama state banking corporation, headquartered in Gulf Shores, Alabama with six branch offices located in Gulf Shores, Orange Beach, Foley, Point Clear, Fairhope and Elberta, Alabama and Vision Bank (“Vision Florida”), a Florida state banking corporation, headquartered in Panama City, Florida with seven branch offices located in Panama City, Panama City Beach (2 locations), Wewahitchka, Port St. Joe, Port St. Joe Beach and Santa Rosa Beach, Florida.

The Board of Directors of the Company recommends that you elect the director-nominees named in this Proxy Statement and approve the other proposals described herein.

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. You may revoke it at any time prior to the voting of such proxy if you give written notice of revocation to the Secretary of the Company, or if you execute and submit a later dated proxy prior to any vote taken, or if you vote in person at the annual meeting. Mere attendance at the meeting by you will not be sufficient to revoke the proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the director-nominees named herein, and such proxies will also be voted in accordance with the discretion of the proxy holders as stated in the proxy and as to any shareholder proposal that may come before the meeting provided that the Company did not have notice of the proposal at least 45 days before April 27, 2005.

The Company will pay the costs of soliciting proxies. In addition to the use of the mails, we may solicit proxies by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. The Company may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Shareholders Eligible to Vote

This Proxy Statement is furnished to the holders of common stock who were holders of record as of the close of business on April 15, 2005 (the “Record Date”). You will be eligible to vote at the meeting only if you were a shareholder of record as of the Record Date.

Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board of the Company. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast on any proposal. Such proxies (including proxies marked to withhold authority to vote for a director) will be counted for purposes of determining a quorum at the meeting. A quorum consists of a majority of the shares of common stock outstanding.

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VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the Company had issued and outstanding 6,052,808 shares of common stock with approximately 660 shareholders of record. Each such share is entitled to one vote. In addition, as of that date, 805,550 shares of common stock were subject to issue upon the exercise of options currently exercisable or exercisable within the next 60 days pursuant to the Company’s stock option plans. There are also 6,200 shares under the Company’s Employee Stock Purchase Plan subject to issue upon full payment of the subscription price. There are currently 10,000,000 shares of common stock authorized.

The Board of Directors and executive officers, as a group, own 2,367,526 shares representing approximately 35.09% of the outstanding shares of common stock and intend to vote for the director-nominees and the other matters described in this proxy statement.

All share data and ownership information has been adjusted to reflect the effect of the 2-for-1 stock split, issued in the form of a 1-for-1 stock dividend, approved by the Board of Directors on April 6, 2005 and payable on April 25, 2005 to the shareholders of record on April 15, 2005.

Principal Shareholders

The following table shows those persons who are known to the Company to be beneficial owners, as of the Record Date, of more than five percent of the Company’s outstanding common stock:

Shares Of The Company Beneficially Owned

Name and Address	Number of Shares of Common Stock Owned	Percentage of Class Outstanding

George W. Skipper, III 307 Skipper Drive Jackson, AL 36545	310,732 (1)	5.11%

Michael W. Lowe 1050 Highway 515 South Jasper, GA 30143	350,000 (2)	5.78%

Benjamin W. Griffith, III 6304 Peake Road Macon, GA 31210	497,092	8.21%

(1)	Includes 724 shares representing Mr. Skipper’s proportionate ownership (1/15th) of 10,850 shares of Vision Bancshares common stock owned by Gulf Shores Investment Group, LLC, of which he is a member and 29,000 shares subject to options under the Director Stock Plan. These shares do not include the shares owned by Mr. Skipper’s son, Thomas Gray Skipper, as shown in the Security Ownership of Management table below or 274,270 shares owned by Mr. Skipper’s other adult children, grandchildren and immediate family members not living in Mr. Skipper’s household, as to which Mr. Skipper disclaims any beneficial ownership.

(2)	Mr. Lowe is a director and principal shareholder of Crescent Banking Company. Mr. J. Donald Boggus is a director of the Company and also President and CEO of Crescent Banking Company. Mr. Lowe disclaims any beneficial ownership in the shares, as shown in the Security Ownership of Management table below, owned by Mr. Boggus.

Security Ownership of Management

The following table indicates for each director and director-nominee, certain executive officers, and all executive officers and directors of the Company as a group the number of shares of outstanding common stock of the Company beneficially owned as of the Record Date.

Security Ownership of Management

Name and Address	Number of Shares of Common Stock Owned	Percentage of Class Outstanding
Directors

Warren Banach 112 Abbey Lane Enterprise, AL 36330	81,668 *	1.35%

Gordon Barnhill, Jr. Post Office Box 644 Robertsdale, AL 36567	65,974 *** (1)	1.08%

R. J. Billingsley, Jr. P. O. Box 190279 Mobile, AL 36619	93,908 ** (1)(2)	1.55%

J. Donald Boggus, Jr. 281 Happy Talk Trail Jasper, GA 30143	89,122 * (3)	1.47%

Julian Brackin 23629 2nd Street Montrose, AL 36559	103,774 *** (1)	1.71%

James D. Campbell 3107 West 30th Court Panama City, FL 32405	97,734 *	1.61%

Joe C. Campbell P. O. Box 1069 Cullman, AL 35056	106,574 *** (1)(4)	1.75%

Joey W. Ginn 3302 Country Club Drive Lynn Haven, FL 32444	33,360 (5)	****

Charles S. Isler, III P. O. Box 430 Panama City, FL 32402	140,492 *	2.32%

Robert S. McKean 32803 Marlin Key Drive Orange Beach, AL 36561	61,800 (6)	1.01%

William D. Moody P. O. Box 2433 Gulf Shores, AL 36547	125,574 *** (1)(7)	2.06%

James R. Owen, Jr. P. O. Box 895 Gulf Shores, AL	101,574 *** (1)(8)	1.67%

Donald W. Peak 2401 32nd Street Northport, AL 35476	124,574 *** (1)	2.05%

Rick A. Phillips P. O. Box 3351 Gulf Shores, AL 36547	110,574 *** (1)	1.82%

Daniel M. Scarbrough, M.D. 30815 Peninsula Drive Orange Beach, AL 36561	90,574 *** (1)(9)	1.49%

J. Daniel Sizemore 33343 River Road Orange Beach, AL 36561	255,592 (1)(10)	4.11%

Thomas Gray Skipper, III P. O. Box 38 Fulton, AL 36446	93,054 *** (1)	1.53%

George W. Skipper, III 307 Skipper Drive Jackson, AL 36545	310,732 *** (1)(11)	5.11%

J. Douglas Warren 4560 Bayou Court Orange Beach, AL 36561	90,774 *** (1)(12)	1.49%

Patrick Willingham, CPA 30475 Harbour Drive Orange Beach, AL 36561	90,574 *** (1)(13)	1.49%

Royce T. Winborne 3302 Nighthawk Lane Pensacola, FL 32506	76,574 * (1)(14)	1.26%

Executive Officer who is not also a director

William E. Blackmon 16362 Hamlet Lane Foley, AL 36535	22,950 (15)	****

All Directors and Executive Officers as a group (22 persons)	2,367,526 (16)	35.07%

*	Includes 15,000 shares subject to option under the Director Stock Plan.

**	Includes 19,000 shares subject to option under the Director Stock Plan.

***	Includes 29,000 shares subject to option under the Director Stock Plan.

****	Less than 1%

(1)	Includes 724 shares representing the director’s proportionate ownership (1/15th) of 10,850 shares of Vision Bancshares common stock owned by Gulf Shores Investment Group, LLC, of which the director is a member

(2)	These shares do not include 3,376 shares owned by Mr. Billingsley’s sister, as to which Mr. Billingsley disclaims any beneficial ownership.

(3)	Mr. Boggus is President and CEO of Crescent Banking Company. Michael W. Lowe, a director and principal shareholder of Crescent Banking Company, is also a principal shareholder of the Company, owning 350,000 shares of Vision Bancshares. Mr. Boggus disclaims any beneficial ownership in the shares owned by Mr. Lowe.

(4)	These shares do not include 600 shares owned by Mr. Campbell’s adult child and father not living in Mr. Campbell’s household, as to which Mr. Campbell disclaims any beneficial ownership.

(5)	Includes 26,650 shares subject to options granted to Mr. Ginn under the Incentive Stock Compensation Plan.

(6)	Includes 43,250 shares subject to options granted to Mr. McKean under the Incentive Stock Compensation Plan.

(7)	These shares do not include 20,000 shares owned by Mr. Moody’s brother, as to which Mr. Moody disclaims any beneficial ownership.

(8)	These shares do not include 8,000 shares owned by Mr. Owen’s father, as to which Mr. Owen disclaims any beneficial ownership.

(9)	Dr. Scarbrough is the medical director of Community Health Systems, a non-profit corporation, which owns 121,700 shares representing 2.01 percent of shares of outstanding common stock. Dr. Scarbrough disclaims any beneficial ownership of those shares. See footnotes (12), (13) and (14).

(10)	Includes 167,040 shares subject to options granted to Mr. Sizemore under the Incentive Stock Compensation Plan and 6,368 shares owned by his wife. These shares do not include 8,266 shares owned by Mr. Sizemore’s adult children and grandchildren not living in his household, as to which Mr. Sizemore disclaims any beneficial ownership.

(11)	These shares do not include the shares owned by Mr. Skipper’s son, Thomas Gray Skipper, as shown in the table above or 274,270 shares owned by Mr. Skipper’s adult children, grand children and immediate family members not living in Mr. Skipper’s household, as to which Mr. Skipper disclaims any beneficial ownership.

(12)	Includes 60,850 shares owned by Community Health Systems. Mr. Warren is an officer of Community Health Systems, a non-profit corporation, and votes 60,850 of the 121,700 shares owned by that entity. See footnotes (9), (13) and (14). Mr. Warren disclaims any beneficial ownership in the 7,800 shares owned by his father who does not live in Mr. Warren’s household.

(13)	Mr. Willingham is the President and CEO of Community Health Systems, a non-profit corporation, which owns 121,700 shares representing 2.01 percent of shares of outstanding common stock. Mr. Willingham disclaims any beneficial ownership of those shares. See footnotes (9), (12) and (14).

(14)	Includes 60,850 shares owned by Community Health Systems. Mr. Winborne is an officer of Community Health Systems, a non-profit corporation, and votes 60,850 of the 121,700 shares owned by that entity. See footnotes (9), (12) and (13).

(15)	Includes 26,650 shares subject to options granted to Mr. Blackmon under the Incentive Stock Compensation Plan.

(16)	Includes all options referenced in the footnotes above. The percentage for the group assumes that shares subject to options have been issued.

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ELECTION OF DIRECTORS

(Proposal 1 on the Proxy Card)

The Company recommends that the shareholders elect as directors the seven director-nominees named below to a term expiring in 2008. The Company’s Amended and Restated Articles of Incorporation provide that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than six nor more than twenty-five persons. The board has fixed the number of directors at twenty-two. Directors are elected for three year terms in three classes consisting of as equal number of directors in each class as is practicable.

Proxies cannot be voted for a number of directors greater than seven.

If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board of Directors may recommend. Company management knows of no reason why any person would be unable to serve as a director.

Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

The following table provides certain biographical information about the director-nominees to be elected for terms expiring in 2008 and the remaining directors whose terms expire in 2007 and 2006. Executive officers serve at the discretion of the Board of Directors.

Name, Age and Director or Officer Since	Position with Vision Bancshares Vision Alabama and Vision Florida	Principal Occupation for the Last Five Years
Directors-Nominees To Be Elected To Terms Expiring In 2008

Warren Banach, M.D., 51, 2002	Director, Vision Bancshares	Private Practice of Medicine, Enterprise Women’s Center, Enterprise, AL since 1984

J. Donald Boggus, Jr., 40, 2002	Director, Vision Bancshares	President, CEO and Director,
Crescent Banking Company since
1996; President, CEO and
Director, Crescent Bank & Trust
since 1996; Director and
Secretary, Crescent Mortgage
Services, Inc., Jasper, GA since
1996

Daniel M. Scarbrough, M.D., 57, 2000	Director, Vision Bancshares and Vision Alabama	Vice President, Community Health Systems, Inc. since 1997; Private practice of medicine prior to July 1997

J. Daniel Sizemore, 56, 2000	President, CEO and Chairman, Vision Bancshares; Chairman and CEO, Vision Alabama and Vision Florida	President, CEO and Chairman,
Vision Bancshares since 1999;
Chairman and CEO, Vision
Alabama since 2000; Chairman
and CEO, Vision Florida
(formerly Vision Bank, FSB)
since 2003;
President and CEO, The Bank,
Birmingham, Alabama
1998-1999;
President and CEO, Commerce
Bank of Alabama, Albertville,
Alabama
1994-1998

George W. Skipper, III, 60, 2000 (1)	Director, Vision Bancshares, Vision Alabama and Vision Florida	Vice President, Skipper Insurance (General Insurance)

Thomas Gray Skipper, 33, 2000 (1)	Director, Vision Bancshares	Vice President, Scotch Plywood Company

Patrick Willingham, CPA, 59, 2000	Director, Vision Bancshares and Vision Alabama	President and CEO, Community Health Systems, Inc. (Certified Public Account)

(1)	George W. Skipper, III is the father of Thomas Gray Skipper.

Name, Age and Director or Officer Since	Position with Vision Bancshares Vision Alabama and Vision Florida	Principal Occupation for the Last Five Years
Remaining Directors Whose Terms Expire in 2007

James D. Campbell, D.D.S., M.S, 62, 2002	Director, Vision Bancshares and Vision Florida	Orthodontist and President, James D. Campbell, D.D.S., M.S., P.A.

Charles S. Isler, III, 58, 2002	Director, Vision Bancshares and Vision Florida	Attorney and Partner, Isler, Sombathy & Sombathy, P.A.

William D. Moody, 58, 2000	Director, Vision Bancshares and Vision Alabama	President, Alpha Development Group Inc. (Real Estate Development)

James R. Owen, Jr., 53, 2000	Director, Vision Bancshares and Vision Alabama	President, Gulf shores Title Insurance Co., Inc. (Title Insurance Company)

Donald W. Peak, 65, 2000	Director, Vision Bancshares	President, Forest Manor Nursing Home, Inc. (Long-term Care Facility); President, Phoenix Therapy Associates (Rehabilitation Therapy); President, Central Medical Supplies of Alabama (Durable Medical Equipment)

Rick A. Phillips, 53, 2000	Director, Vision Bancshares and Vision Alabama	Owner, Professional Real Estate Partners, Inc. (Real Estate Brokerage and Marketing & Developer)

Royce T. Winborne, 58, 2002	Director, Vision Bancshares	Vice President of Finance, Community Health Systems, Inc.

Name, Age and Director or Officer Since	Position with Vision Bancshares Vision Alabama and Vision Florida	Principal Occupation for the Last Five Years
Remaining Directors Whose Terms Expire in 2006

Gordon Barnhill, Jr. 47, 2000	Director of Vision Bancshares & Vision Alabama	Owner, Barnhill Land and Real Estate (Real Estate Business and Farmer)

R. J. Billingsley, Jr., 52, 2001	Director of Vision Bancshares & Vision Alabama	President, Mobile Asphalt Co., LLC (Contracting)

Julian Brackin, 55, 2000	Director of Vision Bancshares & Vision Alabama	Partner, Brackin, McGriff and Johnson, P.C. (Attorney)

Joe C. Campbell, 59, 2000	Director, Vision Bancshares	Partner, Caldwell-Campbell Insurance Company since 2003; District Manager, ALFA Insurance Company 1990-2003 (General Insurance)

Joey W. Ginn, 45, 2002	Director, Vision Bancshares; Director and President, Vision Florida	President of Vision Florida (formerly Vision Bank, FSB) since 2003; Senior Vice President and City President, AmSouth Bank, Panama City, Florida 1986-2002

Robert S. McKean, 55, 2002	Director, Vision Bancshares; Director and President, Vision Alabama; Director, Vision Florida	Director and President, Vision Alabama since 2000; President, The Bank, Birmingham, Alabama, 1998-2000; Senior Vice President, Compass Bank, Birmingham, Alabama, 1995- 1998

J. Douglas Warren, 42, 2000	Director, Vision Bancshares	Vice President of Operations, Community Health Systems since 1995

Name, Age and Director or Officer Since	Position with Vision Bancshares Vision Alabama and Vision Florida	Principal Occupation for the Last Five Years
Executive Officer who is not also a director

William E. Blackmon, 54, 2001	Executive Vice President and Chief Financial Officer, Vision Bancshares and Vision Alabama; Director, Vision Florida	Executive Vice President and
Chief Financial Officer, Vision
Alabama since August 2001;
Executive Vice President and
Chief Financial Officer, Vision
Bancshares since January 2002;
Senior Vice President and Chief
Accounting Officer, Community
Bank
1998 - 2001

During 2004, the Board of Directors met five times. All directors attended 75% or more of the meetings for the Board of Directors. During 2004, all directors, with the exception of directors Barnhill, Billingsley, Brackin, Scarbrough and Sowell, attended 75% or more of the meetings of committees of the board on which they served.

The Company does not have a policy regarding board member attendance at annual shareholder meetings. In 2004, eight directors attended the annual meeting.

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Committees

The Compensation Committee consists of Daniel M. Scarbrough, chairman, and R. J. Billingsley, Jr., James D. Campbell, Charles S. Isler, III, James R. Owen, Jr. and George W. Skipper, III. This committee will evaluate the performance of the chief executive officer as well as other management personnel, regarding the adequacy of compensation and benefit plans, and make recommendations to the board regarding the foregoing. In 2004, the Compensation Committee engaged an outside national consulting firm specializing in corporate compensation and benefits to evaluate and make recommendations regarding the Company’s total compensation and benefits for executive officers of the Company and its subsidiaries. This committee met four times in 2004. All directors, with the exception of director Billingsley, who serve as members of the Company’s Compensation Committee attended 75% or more of the committee meetings held during 2004.

The Company does not have a separate standing nominating committee. It has been the view of the Board of Directors, that without circumstances justifying such action, it is in the best interest of the Company not to delegate these responsibilities to a standing board committee. While the Company has not developed any written policies and procedures with regard to shareholder nominations, the Board of Directors will consider recommendations for director nominees from shareholders. With respect to the minimum qualifications for director candidates, the Board of Directors will consider individuals who have demonstrated integrity, are respected within their industry and communities, active in civic affairs and interested in contributing to the growth and success of the Company. Shareholder nominations for directors should be submitted to the Chairman of the Board in sufficient time prior to the meeting at which a vote is expected to be held so the Board of Directors will have a reasonable time to consider the candidate for inclusion in the voting.

Except as may be otherwise required by law and as set forth under “Proposals of Shareholders,” the Company has no formal process for shareholders to send communications to the Board of Directors. However, the board does not discourage such communications, and the Company’s proxy statement and annual report on Form 10-KSB have references to the Company’s address, telephone number and names of executive officers and directors. Accordingly, the board believes no formal policy on this matter is necessary.

There is an Audit Committee of the Board of Directors presently consisting of Patrick Willingham, chairman, and Gordon Barnhill, Julian Brackin, Rick A. Phillips, Daniel M. Scarbrough, Jerry F. Sowell, Jr., J. Douglas Warren, and Royce T. Winborne. Except for Mr. Sowell, each member of the audit committee is a non-employee, outside director, and is independent under the provisions of the Sarbanes-Oxley Act of 2002 and within the meaning of Rules 4200(a)(15) and 4350(d)(2) of the National Association of Securities Dealers. Mr. Willingham, is an “audit committee financial expert” as defined under regulations of the Securities and Exchange Commission. Mr. Jerry F. Sowell, Jr., age 46, who is not a director of the Company, is a director and chairman of the Audit Committee for Vision Florida and is a practicing certified public accountant with the accounting firm of Segers, Sowell, Stewart and Johnson, PA. The audit committee’s responsibilities are to assist the Board of Directors in fulfilling its responsibilities relating to the Company’s internal controls and corporate accounting and reporting practices. A report of the audit committee is contained below at “Audit Committee Report”. The audit committee met three times during 2004. All directors, with the exception of directors Barnhill, Brackin, Scarbrough and Sowell, who serve as members of the Company’s Audit Committee attended 75% or more of the Audit Committee meeting held during 2004.

The Board of Directors has adopted a written charter for the Audit Committee and that charter is included as “Appendix A” to this proxy statement.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of seven directors of the Company and one director of a subsidiary of the Company. The committee operates under a written charter adopted and approved by the Board of Directors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004 (the “Audited Financial Statements”). In addition, we have discussed with Mauldin & Jenkins, LLC, the independent accounting firm of the Company, the matters required by Codification of Statements on Accounting Standards No. 61 (“SAS 61”).

The Audit Committee also has received the written report, disclosure and the letter from Mauldin & Jenkins, LLC required by the Independence Standards Board (ISB) Statement No. 1, and we have reviewed, evaluated and discussed the written report with Mauldin & Jenkins, LLC and its independence from the Company. We also have discussed with management of the Company and Mauldin & Jenkins, LLC such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report for the year ended December 31, 2004 on Form 10-KSB, filed with the Securities and Exchange Commission.

The Audit Committee:

Patrick Willingham

Gordon Barnhill

Julian Brackin

Rick A. Phillips

Daniel M. Scarbrough

Jerry F. Sowell, Jr.

J. Douglas Warren

Royce T. Winborne

Code of Ethics

The Company has adopted a Code of Ethics For Chief Executive Officer and Senior Financial Officers included as Exhibit 14 of the Company’s Form 10-KSB for the year ended December 31, 2003. The Company will provide to any shareholder, without charge, a copy of its Code of Ethics For Chief Executive Officer and Senior Financial Officers upon written request addressed to the Vision Bancshares, Inc., Attention: Chief Financial Officer, P. O. Box 4649, Gulf Shores, AL 36547-4649.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Vision Bancshares’s directors and officers, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. During 2004, director Billingsley failed to file timely reports on Form 4 with regard to eight transactions in which he sold shares of the Company’s common stock and Chairman Sizemore failed to timely report on Form 4 with regard to one transaction in which shares of the Company’s common stock, indirectly owned by Chairman Sizemore, were sold. Chairman Sizemore also failed to timely report on Form 5 one gift transaction in which he transferred shares of the Company’s common stock. In addition, all directors and executive officers, as disclosed in the “Security Ownership of Management” section of this proxy statement, failed to file timely reports on Form 4 with regard to stock options granted on January 31, 2005 under the Company’s “Incentive Stock Option Plan” and “Director Stock Option Plan.” Each of these transactions has been subsequently reported on the appropriate form.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and its subsidiary, Vision Alabama, lease premises from Gulf Shores Investment Group, LLC, an Alabama limited liability company. Gulf Shores Investment Group, LLC consists of the directors of Vision Bancshares, Inc. Amounts paid under these leases and agreements approximated $312,000, $312,000 and $296,000 in 2004, 2003 and 2002, respectively.

The Company and its subsidiary, Vision Alabama, lease premises from Elberta Holdings, LLC, an Alabama limited liability company. Company directors J. Daniel Sizemore and James R. Owen, Jr. are also members of Elberta Holdings, LLC. The rent under this lease is approximately $5,000 per month. Amounts paid under this lease agreement approximated $11,000 in 2004.

The Company and its subsidiary, Vision Florida lease premises from Bay County Investment Group, LLC, a Florida limited liability company. Bay County Investment Group, LLC consists of 22 directors of the Company and/or Vision Florida. The rent under this lease is approximately $18,000 per month. Amounts paid under this lease agreement approximated $94,000 in 2004.

The Skipper Insurance Agency, of which George W. Skipper, III (a director and principal shareholder of Vision Bancshares, Inc.) is an owner, provides insurance coverage, including but not limited to fire and extended coverage, general liability, fidelity bond and directors and officers liability insurance for the Company and its subsidiaries. The Company paid gross premiums of approximately $226,000 in 2004 compared to $175,000 in 2003 and $115,000 in 2002.

In the opinion of the Company, the cost for the above services is at least as favorable as those that could have been obtained from an unaffiliated party.

Vision Bancshares Financial Group, Inc. (“Financial Group”), a wholly owned subsidiary of Vision Alabama, was incorporated in 2002 to conduct permissible insurance and securities networking activities. The Financial Group is licensed with the Alabama Department of Insurance as a producer. In October 2002, the Financial Group entered into a Services Agreement with Skipper Insurance Agencies (“Skipper Insurance”) whereby Skipper Insurance would market and sell insurance products through the Financial Group to customers of Vision Alabama. One or more employees of Skipper Insurance serve as dual employees of the Financial Group. Pursuant to the Services Agreement, Skipper Insurance pays the Financial Group fifty percent (50%) of all dual employees’ agent commissions under the New York Standard Contract attributable to the sale of insurance products and twenty percent (20%) of Skipper Insurance’s commissions attributable to the sale of property and casualty insurance products. During 2004 and 2003, the Financial Group received approximately $29,000 and $37,000, respectively, in commissions from Skipper Insurance. In the opinion of the Company, the agreement for services is at least as favorable as those that could have been obtained from an unaffiliated party.

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EXECUTIVE COMPENSATION

The following table presents for the last three fiscal years of the Company the compensation paid to the Chief Executive Officer, Chief Financial Officer and President of Vision Alabama and for the last two years of compensation paid to the President of Vision Florida. For 2004, there were no other executive officers of the Company.

Summary Compensation Table
	Annual Compensation								Long-term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation			Securities Underlying Options		All Other Compensation
J. Daniel Sizemore Chairman & CEO	2004 2003 2002	$ $ $	247,154 223,462 175,000	$ $ $	50,625 52,500 45,000	$ $ $	20,883 29,508 18,405	(1) (1) (1)	8,000 55,000 20,000	(5)	$ $ $	6,161 5,629 5,494	(9)

William E. Blackmon Chief Financial Officer	2004 2003 2002	$ $ $	122,183 103,827 97,500	$ $ $	4,350 16,725 15,243	$ $ $	9,600 9,600 9,600	(2) (2) (2)	5,000 5,000 5,000	(6)	$ $	3,809 2,375 -0-	(9)

Robert S. McKean President, Vision Alabama	2004 2003 2002	$ $ $	141,346 123,226 110,000	$ $ $	5,000 19,422 18,450	$ $ $	14,330 20,375 9,815	(3) (3) (3)	5,000 10,000 10,000	(7)	$ $ $	3,571 3,503 3,409	(9)

Joey W. Ginn President, Vision Florida	2004 2003	$ $	114,615 101,954	$ $	8,019 26,172	$ $	18,470 15,827	(4) (4)	5,000 30,000	(8)	$ $	3,632 3,311	(9)

(1)	In 2004, other compensation includes $4,800 in employee benefits; $10,143 for car allowance; $940 in civic dues and $5,000 in director fees. Other compensation includes $7,400 in employee benefits; $10,143 for car allowance; $965 in civic dues and $11,000 in director fees for the year 2003. In 2002, other compensation includes $7,400 in employee benefits; $10,143 for car allowance; and $862 in civic dues.

(2)	In 2004, 2003 and 2002, other compensation includes $4,800 in employee benefits and a car allowance of $4,800.

(3)	In 2004, other compensation includes $4,800 in employee benefits; a car allowance of $4,800; $730 in civic dues; and $4,000 in director fees. Other compensation includes $4,800 in employee benefits; a car allowance of $4,800; $275 in civic dues; and $10,500 in director fees for the year 2003. In 2002, other compensation includes $4,800 in employee benefits, a car allowance of $4,800 and $215 in civic dues.

(4)	Other compensation includes $4,800 in employee benefits, a car allowance of $6,462, $3,208 in civic and club dues and $4,000 in director fees for the year 2004. In 2003, other compensation includes $4,615 in employee benefits; a car allowance of $6,000; civic and club dues of $3,212; and $2,000 in director fees.

(5)	The exercise price is $9 per share on the 8,000 option shares issued in 2004 and $7.50 per share on the 55,000 option shares issued in 2003 and the 20,000 option shares issued in 2002.

(6)	The exercise price is $9 per share on the 5,000 option shares issued in 2004 and $7.50 per share on the 5,000 option shares issued in 2003 and 2002.

(7)	The exercise price is $9 per share on the 5,000 option shares issued in 2004 and $7.50 per share on the 10,000 option shares issued in 2003 and 2002.

(8)	The exercise price is $9 per share on the 5,000 option shares issued in 2004 and $7.50 per share on the 30,000 option shares issued in 2003.

(9)	Company’s 401(k) match.

Deferred Compensation Plans

In 2004, the Company’s subsidiary banks entered into separate deferred compensation arrangements with certain executive officers of the Company, Vision Alabama and Vision Florida. The plans call for certain amounts payable at retirement, death or disability. The estimated present value of the deferred compensation is being accrued over the expected service period. Vision Alabama and Vision Florida have purchased life insurance policies which they intend to use to finance this liability. Cash surrender value of life insurance was approximately $2,683,000 at December 31, 2004 and is included in other assets. Accrued deferred compensation of $84,000 at December 31, 2004 is included in other liabilities. Aggregate compensation expense under the plans was $84,000 for 2004 and is included in salary and benefit expenses.

Vision Alabama has also entered into an arrangement with one of its executive officers whereby future salary increases are being deferred and earning interest at a rate indexed to the Wall Street Prime rate. This arrangement calls for amounts to be payable once the executive reaches his sixtieth (60th) birthday or ceases to serve as an executive officer of the bank, which ever occurs later. However, no payments under this arrangement will extend beyond the executive’s seventy-fifth (75th) birthday. Accrued deferred amounts of $41,000 and $13,000 at December 31, 2004 and 2003, respectively are included in other liabilities. Compensation expense under this arrangement was $28,000 and $13,000 for 2004 and 2003, respectively and is included in salary and benefit expenses.

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Options Granted And Option Values

As of December 31, 2004, the Company has 900,000 shares of common stock currently available for option grants. Of these shares, 748,000 are currently subject to options and of that number 584,016 are currently exercisable or are exercisable within 60 days.

Options Granted in Fiscal Year Ended December 31, 2004

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees	Exercise Price ($/Share)	Expiration Date
J. Daniel Sizemore Chairman and CEO	8,000	19%	$9	February 5, 2014

William E. Blackmon Chief Financial Officer	5,000	12%	$9	February 5, 2014

Robert S. McKean President, Vision Alabama	5,000	12%	$9	February 5, 2014

Joey W. Ginn President, Vision Florida	5,000	12%	$9	February 5, 2014

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The following table shows certain information respecting unexercised options for common stock held by the Company’s executive officers named above in the Summary Compensation Table. No options were exercised by such persons in 2004.

December 31, 2004 Option Values

Name	Number of securities underlying unexercised options at December 31, 2004 Exercisable/ Unexercisable	Value of unexercised in-the-money options at December 31, 2004 Exercisable/ Unexercisable
J. Daniel Sizemore Chairman and CEO	131,400/ 51,600	$882,000/ $246,000

William E. Blackmon Chief Financial Officer	9,950/ 10,050	$49,750/ $42,750

Robert S. McKean President, Vision Alabama	29,900/ 15,100	$174,500/ $68,000

Joey W. Ginn President, Vision Florida	10,000/ 25,000	$50,000/ $117,500

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes certain information regarding securities authorized for issuance under all of the Company’s equity compensation plans as of December 31, 2004. The underlying compensation plans, which are more fully described in Note 13 to the consolidated financial statements, have been previously approved by a vote of the shareholders.

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	748,000	$6.98	152,000
Equity compensation plans not approved by security holders (2)	—	—	—

Total	748,000	$6.98	152,000

Employment Agreements

J. Daniel Sizemore has an employment agreement with Vision Bancshares to serve as chief executive officer of Vision Bancshares and chairman and chief executive officer of Vision Alabama. The agreement has a three year term and may be renewed daily for a continuous three year term. The agreement may only be terminated upon three years notice except that the agreement may be terminated by Vision Bancshares at any time for cause.

Robert S. McKean has a change of control agreement with Vision Alabama. Upon a change of control of Vision Alabama, the agreement provides that Mr. McKean shall receive from Vision Alabama an amount equal to his base salary for a term equal to three years less the amount of time that Mr. McKean works following the change of control. The agreement defines a change of control to include (i) a merger, consolidation or other corporate reorganization involving Vision Bancshares or Vision Alabama, (ii) the ownership of as much as thirty-five percent (35%) of the outstanding voting stock of Vision Bancshares or Vision Alabama by one person, a related group of persons or groups of persons acting in concert; or (iii) such additional circumstances as may be determined by the Vision Bank Board of Directors.

William E. Blackmon has a change of control agreement with Vision Alabama. Upon a change of control of Vision Alabama, the agreement provides that Mr. Blackmon shall receive from Vision Alabama an amount equal to his base salary for a term equal to three years less the amount of time that Mr. Blackmon works following the change of control. The agreement defines a change of control to include (i) a merger, consolidation or other corporate reorganization involving Vision Bancshares or Vision Alabama, (ii) the ownership of as much as thirty-five percent (35%) of the outstanding voting stock of Vision Bancshares or Vision Alabama by one person, a related group of persons or groups of persons acting in concert; or (iii) such additional circumstances as may be determined by the Vision Bank Board of Directors.

Joey W. Ginn has a change of control agreement with the Company. Upon a change of control of the Company or Vision Florida the agreement provides that Mr. Ginn shall receive from the Company an amount equal to his base salary for a term equal to three years less the amount of time that Mr. Ginn works following the change of control. The agreement defines a change of control to include (i) a merger, consolidation or other corporate reorganization involving Vision Bancshares or Vision Florida (ii) the ownership of as much as thirty-five percent (35%) of the outstanding voting stock of Vision Bancshares or Vision Florida by one person, a related group of persons or groups of persons acting in concert; or (iii) such additional circumstances as may be determined by the Board of Directors of Vision Bancshares and/or Vision Florida.

Certain other officers of Vision Alabama have been given change of control agreements. Upon a change of control of Vision Alabama, the agreements provide that these employees shall receive from Vision Alabama an amount equal to their base salary for a term equal to three years less the amount of time that they work following the change of control. The agreement defines a change of control to include (i) a merger, consolidation or other corporate reorganization involving Vision Bancshares or Vision Alabama, (ii) the ownership of as much as thirty-five percent (35%) of the outstanding voting stock of Vision Bancshares or Vision Alabama by one person, a related group of persons or groups of persons acting in concert; or (iii) such additional circumstances as may be determined by the Vision Bank Board of Directors.

One other officer of Vision Florida has a change of control agreement with Vision Bancshares, Inc. Upon a change of control of Vision Bancshares or Vision Florida the agreement provides that this employee shall receive from Vision Bancshares an amount equal to his base salary for a term equal to three years less the amount of time that the employee works following the change of control. The agreement defines a change of control to include (i) a merger, consolidation or other corporate reorganization involving Vision Bancshares or Vision Florida (ii) the ownership of as much as thirty-five percent (35%) of the outstanding voting stock of Vision Bancshares or Vision Florida by one person, a related group of persons or groups of persons acting in concert; or (iii) such additional circumstances as may be determined by the Board of Directors of Vision Bancshares and/or Vision Florida.

Director Compensation

The policy of the Company is that the directors of the Company, including employee directors of the Company and its subsidiaries, receive a fee of $1,000 for each board meeting attended. Outside directors who serve as members of board committees receive fees of $250 for each committee meeting attended.

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AMENDMENT TO THE AMENDED AND RESTATED

INCENTIVE STOCK OPTION PLAN

(Proposal 2 on the Proxy Card)

The Board of Directors unanimously recommends approval of the amendment to the Company’s Amended and Restated Incentive Stock Option Plan.

The Board of Directors has approved and recommends to shareholders an increase in the shares of common stock available under this plan from 450,000 shares to 500,000 shares.

The Board of Directors of Vision Bancshares adopted an Incentive Stock Option Plan on March 29, 2000. The directors believe an incentive program is important asset in attracting and retaining qualified personnel and motivating their efforts on behalf of Vision Alabama and Vision Florida and their interests.

The following discussion outlines some of the essential features of this plan, but is qualified in its entirety by reference to the full text of the plan which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 (File Number 333-88073) dated September 29, 1999 and will be available at the meeting.

All key employees of Vision Alabama and Vision Florida are eligible to participate in this plan. The selection of participants is entirely within the discretion of the stock option plan committee which is comprised of at least two or more members of the Board of Directors of Vision Bancshares. The committee has the exclusive right, subject to the provisions of the plan, to interpret its provisions and to prescribe, amend and rescind rules and regulations for the plan’s administration.

This plan currently provides for the issuance of up to 450,000 shares pursuant to stock options. Because Vision Bancshares and its subsidiary banks have grown and the number of employees covered by this plan has increased significantly since its adoption and future increases are anticipated, the board believes it is appropriate to increase the number of shares available under this plan to 500,000 shares.

For “incentive stock options” qualified as such under section 422(a) of the Internal Revenue Code of 1986, the aggregate value of the shares for which an employee may be granted options in any year cannot exceed $100,000, measured by the fair market value at the date of grant, plus any unused carry over of this annual limitation. The price of the option cannot be less than 100% of the fair market value of the shares on the date the option is granted, except as to persons who hold more than 10% of the voting poser of Vision Bancshares, in which case the option price cannot be less than 110% of fair market value.

No option may be exercised more than ten years after it is granted. An option becomes exercisable, subject to the foregoing limitation, any time after it is granted unless vesting requirements are imposed with the grant. An option must be exercised within 90 days of retirement, and within 90 days of other termination from Vision Bancshares, Vision Alabama or Vision Florida. All vesting requirements on options may be waived if there is a change of control, or potential change of control of Vision Bancshares.

As of April 15, 2005, options granted by the committee to those individuals considered executive officers of the Company where as follows: i) Mr. J. Daniel Sizemore, Chairman and CEO of the Company, a total of 191,000 shares subject to option, of which 90,000 shares are exercisable at $5.00 per share, 85,000 shares are exercisable at $7.50 per share, 8,000 shares are exercisable at $9.00 per share and 8,000 shares are exercisable at $13.88 per share; ii) Mr. William E. Blackmon, Chief Financial Officer of the Company, a total of 25,000 shares subject to option, of which 15,000 are exercisable at $7.50 per share, 5,000 shares are exercisable at $9.00 per share and 5,000 shares are exercisable at $13.88 per share; iii) Mr. Robert S. McKean, President of Vision Alabama a total of 50,000 shares subject to option, of which 10,000 shares are exercisable at $5.00 per share, 30,000 shares are exercisable at $7.50 per share, 5,000 shares are exercisable at $9.00 per share and 5,000 shares are exercisable at $13.88 per share; and iv) Mr. Joey W. Ginn, President of Vision Florida, a total of 40,000 shares subject to option, of which 30,000 shares are exercisable at $7.50 per share, 5,000 shares are exercisable at $9.00 per share and 5,000 shares are exercisable at $13.88 per share. The committee has also granted options, as of April 15, 2005, to other officers of Vision Alabama and Vision Florida totaling 144,000 shares. Of these shares subject to option, 20,000 shares are exercisable at $5.00 per share, 54,000 shares are exercisable at $7.50 per share, 20,000 shares are exercisable at $7.88 per share, 19,000 shares are exercisable at $9.00 per share and 31,000 shares are exercisable at $13.88 per share. All numbers have been adjusted for the stock split for the shareholders of record as of April 15, 2005.

The plan also provides that notwithstanding any other provision in the plan or any agreement under the plan, Vision Bancshares’s primary regulator shall at any time have the right to require any holder of options to exercise such options or forfeit options not exercised if Vision Bancshares’s capital falls below minimum capital required by Vision Bancshares’s primary regulator.

AMENDMENT TO THE AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

(Proposal 3 on the Proxy Card)

The Board of Directors unanimously recommends approval of amendment to the Company’s Amended and Restated Employee Stock Purchase Plan.

The Board of Directors has approved and recommends to shareholders an increase in the shares of common stock available under this plan from 30,000 shares to 45,000 shares.

The Board of Directors of Vision Bancshares adopted an Employee Stock Purchase Plan on March 29, 2000. The directors believe that it is important to provide employees with an opportunity to participate in the ownership of the Company. The directors also believe the Employee Stock Purchase Plan is a valuable incentive in attracting and retaining qualified personnel and motivating their efforts on behalf of Vision Alabama and Vision Florida and their interests.

The following discussion outlines some of the essential features of this plan, but is qualified in its entirety by reference to the full text of the plan which was filed as Exhibit 10.3 to the Company’s Registration Statement on Form SB-2 (File Number 333-88073) dated September 29, 1999 and will be available at the meeting.

Generally, employees of Vision Alabama and Vision Florida who have been employed on a full time basis for at least three months are eligible to participate in this plan. The plan is administered by a committee which is comprised of at least two members selected by the Board of Directors of Vision Bancshares. The committee has full authority, subject to the provisions of the plan, to make and interpret such equitable rules and regulations deemed advisable for the plan’s administration.

This plan currently provides for the issuance of up to 30,000 shares pursuant to the Employee Stock Purchase Plan. Because the number of employees covered by this plan has increased significantly since its adoption and future increases are anticipated, the board believes it is appropriate to increase the number of shares available under this plan to 45,000 shares.

Under this plan, eligible employees have the opportunity to subscribe to purchase shares in a series of offerings occurring at six-month intervals. Each offering period is for fifteen days. To subscribe to purchase shares, an employee must sign a subscription agreement specifying the number of shares he or she will purchase. Eligible employees are permitted to subscribe for a minimum of 10 shares and a maximum of 50 shares during any one offering period. An employee may subscribe to purchase stock in more than one offering period.

The purchase price per share of stock offered under this plan is 85% of the then fair market value of the stock on the date offered as determined by the Board of Directors. Each employee who subscribes to purchase shares during an offering period may pay the full purchase price in cash or may pay through payroll deductions in equal regular installments, at least monthly, over a period of up to 12 calendar months.

For “employee stock purchase plans” qualified as such under section 423 of the Internal Revenue Code of 1986, no employee is permitted to subscribe for any shares under the plan, if immediately after subscribing the employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of the Company as determined under the rules of Section 424(d) of the Internal Revenue Code of 1986. In addition, no employee may subscribe to purchase shares under the Employee Stock Purchase Plan if doing so would permit the employee to purchase shares under all stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time the subscription agreement is entered into) for each calendar year in which such right to subscribe is outstanding at any time.

As of April 15, 2005, 1,500 shares were issued under this plan at a purchase price of $4.25 per share, 8,060 shares were issued under this plan at a purchase price of $6.38 per share, 4,020 shares were issued under this plan at a purchase price of $6.50 per share, 3,300 shares were issued under the plan at a purchased price of $7.50 per share, 1,930 shares were issued under the plan at a purchase price of $8.05 per share and 1,330 shares were issued under the plan at a purchase price of $10.05. The total subscription liability under this plan as of April 15, 2005 for all covered employees totaled 100 shares at a purchase price of $7.50, 2,330 shares at a purchase price of $8.05 per share and 3,840 shares at a purchase price of $10.05 per share. All numbers have been adjusted for the stock split for the shareholders of record as of April 15, 2005.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s principal independent accountants for 2004 were Mauldin & Jenkins, LLC, Albany, Georgia, and such firm has been selected as the independent accountants for 2005. A representative of Mauldin & Jenkins, LLC is expected to be present at the annual meeting and to have an opportunity to make a statement and respond to appropriate questions.

The following sets forth certain information regarding fees paid by the Company to its independent accountants:

Audit Fees

The Company’s independent accountants, Mauldin & Jenkins, LLC, billed the Company $75,000 and $69,000 for professional services rendered for the audit of the Company’s annual financial statements and for the review of the Company’s financial statements contained in the Company’s Forms 10-QSB for the years ended December 31, 2004 and 2003, respectively.

Audit-Related Fees

The aggregate amounts of fees billed to the Company by Mauldin & Jenkins, LLC for assurance and consultation concerning financial accounting and reporting standards reasonably related to the performance of the audit services rendered by them were $8,000 and $10,000 during 2004 and 2003, respectively. In addition, Mauldin & Jenkins, LLC billed the Company $35,000 during 2004 in connection with services provided for the audit of financial statements related to the Company’s acquisition of BankTrust of Florida.

Tax Fees

During 2004 and 2003, the Company paid no fees to Mauldin & Jenkins, LLC for tax compliance services.

Financial Information Systems Design and Implementation Fees

During 2004 and 2003, the Company paid no fees to Mauldin & Jenkins, LLC for financial information systems design and implementation services.

All Other Fees

During 2004 and 2003, the Company paid no fees to Mauldin & Jenkins, LLC for other non-audit services and other miscellaneous accounting matters during 2004 and 2003.

The Company’s audit committee is responsible for the pre-approval of all non-audit services provided by the independent auditors. Non-audit services are only provided by the Company’s auditors to the extent permitted by law. Pre-approval is required unless a “de-minimus” exception is met. To qualify for the “de-minimus” exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee. The Audit Committee approved all services described above for which fees were paid.

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PROPOSALS OF SHAREHOLDERS

Subject to certain rules of the SEC, proposals by shareholders intended to be presented at the Company’s 2006 annual meeting of shareholders must be received at the Company’s principal executive offices not less than 120 calendar days in advance of April 27, 2006, for inclusion in the proxy or information statement relating to the 2006 annual meeting.

The Company’s bylaws provide that the Company’s annual meeting of shareholders shall be held on the third Wednesday of May of each year.

OTHER MATTERS

The Company does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY PRIOR TO ANY VOTE TAKEN, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

APPENDIX A

Audit Committee Charter & Policy

For Vision Bancshares, Inc, Vision Bank (Alabama)

and Vision Bank (Florida)

Purpose

The Audit Committee’s primary function is to assist the Board in monitoring (1) the integrity of the financial statements of Vision Bancshares, Inc. (the “Company”), (2) the external auditor’s qualifications and independence, (3) the performance and independence of the Company’s internal audit function, and (4) the compliance by the Company with legal and regulatory requirements. In carrying out this function, the Audit Committee seeks to serve as an independent and objective monitor of the performance of the Company’s financial reporting process and system of internal controls. The Audit Committee consults with and reviews the reports and recommendations of the Company’s internal auditors to review policy and procedural matters and meets with management on financial matters.

Committee Membership

The Audit Committee shall be composed of not less than three nor more than ten directors who are not active officers or employees of the Company. Each member of the Audit Committee shall meet the independence and experience requirements of the listing standards of the SEC1 and all other applicable legal requirements, including the requirement that at least one member of the Committee be a “financial expert” within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. Each member of the Committee shall be “financially” literate in the business judgment of the Board. A majority of the members of the Committee shall constitute a quorum.

Audit Committee members shall be appointed in accordance with the Company’s bylaws and policies established by the Board. Audit Committee members may be replaced by the Board.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or external or internal auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board. The Audit Committee shall meet with management and the internal auditors at least four times each year and with the external auditors at least annually. The Audit Committee will provide the opportunity for the internal and external auditors to meet with the Committee in separate executive sessions without the presence of management. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Policy annually and recommend any proposed changes to the Board for approval.

1	Under the Sarbanes-Oxley Act of 2002, each member of the Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered to be independent, a member of a Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company’s corporate accounting and financial reporting processes, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company’s financial statements.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best respond to changing circumstances and conditions.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company, whom such member believes to be reliable and competent in the matters presented, (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Authority and Responsibilities

•	Responsibilities Relating to Retention of Public Accounting Firms - The Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

•	Complaints - The Committee shall establish procedures to facilitate:

(i)	the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and

(ii)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Financials – The committee shall satisfy itself that:

(i)	the overall annual audit of the Company is satisfactory, and is designed to provide reasonable assurance that its financial statements fairly reflect its financial condition and the results of its operations.

(ii)	Review and discuss with management and the external auditor the Company’s annual financial statements, including the disclosures made in management’s discussion and analysis of financial condition and results of operations prior to the filing of the Company’s Form 10-K, including the results of the external auditors’ reviews of the annual financial statements.

(iii)	Discuss with management and the external auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company’s internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

(iv)	Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including:

(a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices.

(b)	The management letter provided by the external auditor and the Company’s response to that letter.

(c)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.

•	External & Internal Auditors

(i)	The Audit Committee is responsible for selecting, terminating, compensating, and assessing the performance of the external and internal auditors. In addition, the Committee shall discuss with management any issues regarding the selection or termination of the Company’s internal and external auditors, and any significant disagreements between management and auditors.

(ii)	Committee should satisfy itself that audits will be conducted in accordance with Generally Accepted Auditing Standards (GAAS), the Standards of the Institute of Internal Auditors, with the Standards of Professional Practice of Internal Auditing and the Code of Ethics of professional accounting and internal auditing

•	Internal Controls

(i)	The Committee shall satisfy itself that the system of internal controls is reasonably adequate and is operating efficiently.

(ii)	The Committee shall review reports from internal auditors and management’s responses.

•	Compliance Oversight

(i)	The Committee will address and take action, as it deems necessary or appropriate, with respect to any issues regarding the provisions of paragraph 2 and 3 of the Company’s Code of Ethics for Senior Financial Officers to the extent the issue relates to accounting and disclosure and regulations of the SEC, or other bank regulatory authority, and paragraph 4 of such Code to the extent such misrepresentation or omission relates to financial statements or related financial information.

(ii)	The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

•	Miscellaneous Powers and Responsibilities

(i)	The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

(ii)	The Committee shall have the responsibility to submit the minutes of all meetings of the Audit Committee to the Board of Directors.

(iii)	The Committee shall have the responsibility of reviewing and assessing the adequacy of this Policy at least annually.

(iv)	The Audit Committee shall have the responsibility to approve the report required to be included in the Company’s annual proxy statement by the rules of the Securities and Exchange Commission.

(v)	The Committee shall have the power to access the Company’s counsel without the approval of management, as it determines necessary to carry out its duties.

(vi)	The Audit Committee shall also have the authority without the consent of management or the Board, at the Company’s expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

(vii)	The Committee shall have the responsibility of discussing with management and the external auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and review management’s replies to such correspondence, complaints, or reports.

•	Responsibilities Relating to External Loan & Compliance Review – The Florida Audit Committee will review reports prepared by external loan and compliance review consultants and management’s response to these reports.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than four times per year as determined by the committee. Minutes of each meeting will be compiled by the Company’s Secretary of the Board who shall act as Secretary to the Committee, or in the absence of the Secretary of the Board, by any other person designated by the Committee.

Solicited by the Board of Directors

PROXY

Common Stock

Vision Bancshares, Inc.

Annual Meeting of Stockholders

May 23, 2005

The undersigned hereby appoints J. Daniel Sizemore, or such other persons as the Board of Directors of Vision Bancshares, Inc. (the “Company”), may designate, proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company at the annual meeting of stockholders to be held on May 23, 2005 and at any and all adjournments thereof.

1.	Election of seven Directors to serve until 2008:

Warren Banach, M.D., J. Donald Boggus, Jr., Daniel M. Scarbrough, M.D., J. Daniel Sizemore, George W. Skipper, III, Thomas Gray Skipper, and Patrick Willingham, CPA

☐ FOR all nominees listed except	☐ WITHHOLD authority to
as marked to the contrary	vote for all nominees

Instruction: To withhold authority to vote for any individual, strike a line through the nominee’s name in the above list.

2.	To approve an amendment to the Amended and Restated Incentive Stock Option Plan

☐ FOR                                                                 ☐ AGAINST                                                                 ☐ ABSTAIN

3.	To approve an amendment to the Amended and Restated Employee Stock Purchase Plan

☐ FOR                                                                 ☐ AGAINST                                                                 ☐ ABSTAIN

4. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

(SEE REVERSE SIDE)

This proxy is solicited on behalf of the board of directors and will be voted as directed herein. If no direction is given, this proxy will be voted for the seven persons named in Proposal 1, for the amendment to the Amended and Restated Incentive Stock Option Plan in Proposal 2, for the amendment to the Amended and Restated Employee Stock Purchase Plan in Proposal 3 and in accordance with the discretion of the proxy holders respecting Item 4.

Please sign and date this proxy.

Dated:	, 2005

Phone No:

(Signature of Stockholder)

(Signature of Stockholder, if more than one)

Please sign exactly as your name appears on the stock certificate for your shares. Agents, executors, administrators, guardians and trustees must give full title as such. If shares are held jointly, each stockholder must sign. Corporations should sign by their president or other authorized officer.

Our records indicate that you own the following shares of the Company’s Common Stock as of the record date: